UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

BTRS HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38947	83-3780685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1009 Lenox Drive, Suite 101 Lawrenceville, New Jersey (Address of Principal Executive Offices)		08648 (Zip Code)

(609) 235-1010
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class 1 Common Stock, $0.0001 par value per share	BTRS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 2, 2022, BTRS Holdings Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 150,081,431 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, which represented approximately 93.82% of the Company’s 159,954,910 shares of common stock that were outstanding and entitled to vote at the meeting as of the record date the close of business on April 4, 2022. At the Annual Meeting, the stockholders of the Company considered the four proposals outlined below, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2022 (the “Proxy Statement”).

Proposal 1 – Election of Directors

The election of two nominees to serve as Class I directors, each for a term of three years. All director nominees were elected. The voting results were as follows:

Nominee	For	Withheld	Broker Non-Votes
Flint A. Lane	119,900,003	16,090,367	14,091,061
Lawrence Irving	118,767,711	17,222,659	14,091,061

Proposal 2 – Ratification of the Selection by the Audit Committee of the Board of Directors of BDO USA, LLP as the Independent Registered Public Accounting Firm of the Company for its Fiscal Year Ending December 31, 2022

The ratification of the appointment by the Audit Committee of the Board of Directors of BDO USA, LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2022. The Company’s stockholders approved Proposal 2. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
149,990,711	11,015	79,705	—

Proposal 3 – Advisory Vote on Executive Compensation

To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement. The Company's stockholders approved the compensation of the Company’s named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
134,561,757	1,372,300	56,313	14,091,061

Proposal 4 – Non-Binding Advisory Vote on Frequency of Future Executive Compensation Advisory Votes

To approve, on an advisory basis, the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers. The Company's stockholders approved, on a non-binding advisory basis, to hold future non-binding advisory votes to approve the compensation of the Company’s named executive officers every year. The voting results were as follows:

One Year	Two-Years	Three-Years	Abstain	Broker Non-Votes
135,903,757	18,695	6,881	61,037	—

In light of this result, the Company’s Board of Directors determined to hold future non-binding, advisory votes on executive compensation every year, so that the next such vote will be held at the Company’s 2023 Annual Meeting of Stockholders. Under Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, the Company will hold the next non-binding, advisory vote on the frequency of holding a non-binding advisory vote on the Company’s executive compensation no later than its 2028 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2022	BTRS HOLDINGS INC.

	By:	/s/ Mark Shifke
Mark Shifke
Chief Financial Officer